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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 8, 2002



                                VITAL SIGNS, INC.
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             (Exact name of registrant as specified in its charter)



           New Jersey                     0-18793             11-2279807
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(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)        Identification No.)



         20 Campus Road, Totowa, New Jersey                      07512
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      (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:       (973) 790-1330
                                                    ----------------------------




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Item 5.  Other Events.

         On October 8, 2002, Stuart Essig resigned as a member of the Company's Board of Directors. Mr. Essig did not report any disagreements with any actions of the Board.

Item 7.  Financial Statements and Exhibits.

         None



                                      -2-




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      VITAL SIGNS, INC.

                                      By: /s/ Joseph Bourgart
                                          -------------------
                                          Joseph Bourgart
                                          Executive Vice President


Dated:  October 9, 2002